Joby’s aircraft flying past the Statue of Liberty - New York, NY (Photo: Joby Aviation)

Joby Reports First Quarter 2026 Financial Results

SANTA CRUZ, CA—May 5, 2026—Joby Aviation, Inc. (NYSE:JOBY), a company developing electric air taxis for commercial passenger service, today issued its First Quarter 2026 Shareholder Letter (https://cdn.sanity.io/files/h5mp19kq production/82de3193521f9b2385f9e091d7b3667c9a6a660e.pdf) detailing the company’s operational and financial results for the quarter ended March 31, 2026. The company will host a live audio webcast of its conference call to discuss the results at 2:00 p.m. PT (5:00 p.m. ET) today.

Highlights include:

●2026 Electric Skies Tour kicks off with landmark demonstrations in San Francisco and New York City: Timed to coincide with the United States' 250th anniversary, Joby launched its 2026 Electric Skies Tour in March with plans for flight demonstrations and other events across the U.S. Joby flew multi-leg journeys from its Marina, CA manufacturing base, past the Golden Gate Bridge and in and out of Oakland International Airport. In late April, the tour continued in New York City, where Joby completed the city's first-ever point-to-point electric vertical takeoff and landing (eVTOL) flights, departing from JFK International Airport and landing at three Manhattan heliports, the same heliports that served over 90,000 Blade passengers in 2025.

●Initial operations expected to begin in 2026: Joby was named a partner in multiple winning applications under the White House-backed eVTOL Integration Pilot Program, creating the opportunity to begin early operations this year ahead of FAA type certification in up to 11 states including: New York, New Jersey, Texas, Florida and Utah. In addition to its air taxi platform, Joby was selected for applications featuring its Superpilot™ autonomous flight technology platform, expanding the range of use cases partner states can explore under the program.

●First FAA-conforming aircraft takes flight: Joby's first FAA-conforming aircraft for Type Inspection Authorization (TIA) took to the skies for the first time during the quarter. The aircraft (N547JX) is the first of a fleet currently in production to support TIA testing.

●Key FAA certification milestone reached: Joby completed its SR3 audit with the FAA, the third of four major reviews in the certification process and a long-lead item that confirms test data and results meet the FAA's expectations for the final stage of certification.

●Manufacturing momentum builds in California and Ohio: Joby views its selection across a broad range of eIPP applications as a strong signal of future demand and is scaling manufacturing to meet it. Composites production is now running at more than 2.5 times last year's volume, with parts in production for eight additional conforming aircraft including all remaining FAA-conforming aircraft slated for TIA. In Ohio, the company has initiated its first conforming propeller blade production and has expanded capacity to nearly double Joby’s previous manufacturing footprint to nearly 1.5 million sqft.

●Advancing future capabilities: Joby completed the first transition flights with its turbine-electric VTOL aircraft, including a 148-mile flight at maximum take-off weight. The aircraft is built on Joby’s core electric air taxi platform and introduces a gas turbine for increased range and payload capacity. Joby also announced a partnership with Air Space Intelligence (ASI), to safely integrate air taxis into the national airspace system (NAS). ASI’s AI-powered 4D modeling platform is helping modernize U.S. airspace management, joint-demonstrations are planned for later this year.

●Strong balance sheet: Joby ended the first quarter of 2026 with $2.5 billion in cash, cash equivalents and short-term investments.
Commenting on Joby’s first quarter results, JoeBen Bevirt, founder and CEO, said: “From initiating New York City's first-ever point-to-point eVTOL flights to kicking off our nationwide Electric Skies Tour with the Golden Gate Bridge as a backdrop, this has been an extraordinary quarter for Joby. We close it out with a very strong balance sheet and the clearest path we've ever had to beginning passenger operations. With our world leading demos behind us and the eIPP program ahead, communities across America aren't just reading about the future of flight anymore, they're seeing it in the skies above their own cities. As I said to our team when we rang the opening bell at the NYSE again last week, we are ringing in the next golden age of flight.”

First Quarter 2026 Financial Results Webcast Details:
What: Joby Aviation First Quarter 2026 Financial Results Webcast
When: Tuesday, May 5, 2026
Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Upcoming Events (https://ir.jobyaviation.com/news-events/ir-calendar) section of the company website (www.jobyaviation.com).

If unable to attend the webcast, to listen by phone, please dial 1-877-407-9719 or 1-201-378-4906. A replay of the webcast will be available on the company website following the event.

About Joby
Joby Aviation, Inc. (NYSE:JOBY) is a California-based transportation company developing an all-electric, vertical take-off and landing air taxi. Joby intends to both operate its fast, quiet, and convenient air taxi service in cities around the world and sell its aircraft to other operators and partners. To learn more, visit www.jobyaviation.com.

Forward Looking Statements
This release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the development and performance of our aircraft, the growth of our manufacturing capabilities, our regulatory outlook, progress and timing; our business plan, objectives, goals and market opportunity; plans for, and potential benefits of, our strategic partnerships, including potential operations under the eIPP and joint demonstrations planned with ASI later this year; and our current expectations relating to our business, financial condition, results of operations, prospects, capital needs and growth of our operations, including our full year 2026 revenue guidance. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: our ability to launch our air taxi service and the growth of the urban air mobility market generally; our ability to produce aircraft that meet our performance expectations in the volumes and on the timelines that we project; the need to negotiate additional definitive agreements and secure permits and other required approvals to achieve the full expected value of our partnerships; the competitive environment in which we operate; our future capital needs; our ability to adequately protect and enforce our intellectual property rights; our ability to effectively respond to evolving regulations and standards relating to our aircraft; our reliance on third-party suppliers and service partners; uncertainties related to our estimates of the size of the market for our service and future revenue opportunities; and other important factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2026, and in future filings and other reports we file with or furnish to the SEC. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

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